UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): June 29, 2007

Alternative Loan Trust 2007-16CB
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-14

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On June 29, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and together with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-16CB.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On June 29, 2007, the Trustee entered into one interest rate corridor contract (the “Corridor Contract”), as evidenced by a confirmation (the “Confirmation”), dated June 4, 2007, between the Trustee and Swiss Re Financial Products Corporation (the “Counterparty”).  The Confirmation is annexed hereto as Exhibit 99.2.

On June 29, 2007, the Trustee entered into one interest rate corridor contract (the “Corridor Contract”), as evidenced by a confirmation (the “Confirmation”), dated June 4, 2007, between the Trustee and Swiss Re Financial Products Corporation (the “Counterparty”).  The Confirmation is annexed hereto as Exhibit 99.3.

On January 26, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of January 26, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWHEQ, Inc. (“CWHEQ”), CWABS, Inc. (“CWABS”) and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

On June 29, 2007, the Trustee entered into an interest rate corridor contract (the “Corridor Contract”), as evidenced by a confirmation (the “Confirmation”), dated June 4, 2007, between the Trustee and Bank of America, N.A. (the “Counterparty”).  The Confirmation is annexed hereto as Exhibit 99.5.

On March 27, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of March 27, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 99.6.

Section 9	Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description

99.1  The Pooling and Servicing Agreement, dated as of June 1, 2007, by and amongthe Company, the Sellers, the Master Servicer and the Trustee.

99.2  A Confirmation, dated June 4, 2007, between the Trustee and the Counterparty.

99.3  A Confirmation, dated June 4, 2007, between the Trustee and the Counterparty.

99.4  An Item 1115 Agreement dated January 26, 2006, between the Counterparty andthe Trustee.

99.5  A Confirmation, dated June 4, 2007, between the Trustee and the Counterparty.

99.6  An Item 1115 Agreement, dated as of March 27, 2006, by and among theCompany, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWMBS, INC.

By:	/s/ Darren Bigby
Darren Bigby
Executive Vice President

Dated: July 18, 2007

Exhibit Index

Exhibit

99.1  The Pooling and Servicing Agreement, dated as of April 1, 2007, by andamongthe Company, the Sellers, the Master Servicer and the Trustee.

99.2  A Confirmation, dated June 4, 2007, between the Trustee and the Counterparty.

99.3  A Confirmation, dated June 4, 2007, between the Trustee and the Counterparty.

99.4  An Item 1115 Agreement dated January 26, 2006, between the Counterparty andthe Trustee.

99.5  A Confirmation, dated June 4, 2007, between the Trustee and the Counterparty.

99.6  An Item 1115 Agreement, dated as of March 27, 2006, by and among theCompany, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.